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Exhibit 10.8

PLS REGULAR FACILITY	EXECUTION

AMENDMENT NO. 4 TO

THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement, dated as of April 27, 2018 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (a “Buyer”), Alpine Securitization LTD (a “Buyer”), PennyMac Loan Services, LLC (the “Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

The Administrative Agent, the Buyers, the Seller and the Guarantor are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as amended by Amendment No. 1 dated as of June 1, 2017, Amendment No. 2 dated as of December 20, 2017 and Amendment No. 3 dated as of February 1, 2018, the “Existing Repurchase Agreement”, and as amended by this Amendment, the “Repurchase Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of April 28, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of April 28, 2017, by the Guarantor in favor of Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.   Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1      adding the following definition in its proper alphabetical order:

“LIBOR” has the meaning assigned to such term in the Pricing Side Letter.

1.2      deleting the definitions of “Aged 180 Day Non-Agency QM Mortgage Loan”, “Aged 364 Day Non-Agency QM Mortgage Loan”, “Aged Loan” and “Base Rate” in their entirety and all references to such defined terms.

1.3      deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“Termination Date” means the earlier of (a) April 26, 2019, and (b) the date of the occurrence of an Event of Default.

SECTION 2.   Requirements of Law. Section 10b. of the Existing Repurchase Agreement is hereby amended by deleting subsection (5) thereof in its entirety and replacing it with the following:

(5) Requirements of Law.  Neither Administrative Agent nor Buyers shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on LIBOR.

SECTION 3.   Program; Costs. Section 11 of the Existing Repurchase Agreement is hereby amended by deleting subsection b. thereof in its entirety and replacing it with the following:

b. If any Buyer determines that, due to the introduction of, any change in, or the compliance by such Buyer with (i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to such Buyer in engaging in the present or any future Transactions, then Seller agrees to pay to such Buyer, from time to time, upon demand by such Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by such Buyer to compensate such Buyer for such increased costs.

SECTION 4.   Financial Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by deleting subsection (dd)(4) thereof in its entirety and replacing it with the following:

(4) Reserved.

SECTION 5.   Conditions Precedent. Section 10(b) of the Existing Repurchase Agreement is hereby amended by adding the following subsection at the end thereof:

(16) Maintenance of Profitability.  Seller has maintained a profitability of at least $1.00 in Net Income for at least one of the two prior Test Periods.

SECTION 6.   Conditions Precedent to Amendment.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1      Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)      this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor;

(b)      Amendment No. 4 to Second Amended and Restated Pricing Side Letter, and executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller and the Guarantor; and

(c)      such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 7.   Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of Repurchase Agreement.

SECTION 8.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 10. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 12. Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE
CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret D. Dellafera
Name: Margaret D. Dellafera
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Committed Buyer and as a Buyer

By:	/s/ Margaret D. Dellafera
Name: Margaret D. Dellafera
Title: Authorized Signer

By:	/s/ Ronald Tarantino
Name:
Title:

ALPINE SECURITIZATION LTD, as a Buyer, by
Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

Signature Page to Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature Page to Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement